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                           NEW ENGLAND BALANCED FUND
                        Supplement Dated August 15, 1999
             to New England Stock Funds Class A, B and C Prospectus
            and New England Stock and Star Funds Class Y Prospectus
                             Each dated May 3, 1999

Effective immediately, John Hyll will remain on the Fund as the sole portfolio manager of the fixed income portion. Meri Ann Beck and Barr Segal are no longer acting as portfolio managers of this portion. Jeff Wardlow and Gregg Watkins will continue to manage the equity portion of the Fund.